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                                 EXHIBIT 10.3.1



                   SCHEDULE REGARDING OPERATING AGREEMENTS OF
                           LIMITED LIABILITY COMPANIES
                                 ASSOCIATED WITH
                             ACCESS HEALTHMAX, INC.


         The Operating Agreement for Access HealthMax LLC II has been filed as
Exhibit 10.3 to a registration statement on Form 10SB filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. This
Exhibit is identical to the operating agreements of Access HealthMax LLC (a/k/a LLC I) and Access HealthMax LLC III, in all material respects. The only material differences among those agreements are as follows:

1.       Dates of execution

2.       Members of each limited liability company

3. Geographic territories encompassed by each limited liability company. Specifically, the operating agreement for LLC I pertains to marketing and distribution of HealthMax products in Colorado and Florida. The operating agreement for LLC II pertains to marketing and distribution of HealthMax products in Minnesota and Texas; and the operating agreement for LLC III pertains to marketing and distribution of HealthMax products in the metro-Washington DC area.